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                              WARRANT CERTIFICATE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER; PROVIDED FURTHER,
     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE BY OR FROM THE WARRANT HOLDER NAMED HEREIN WITHOUT THE EXPRESS WRITTEN CONSENT OF MIDLAND RESOURCES, INC.

Issue Date: OCTOBER 23, 1996                               10,000 Warrants to
Void after 5:00 P.M.                                       Purchase Common Stock
SEPTEMBER 30, 2001                                         Certificate No. SB-1


                      WARRANTS TO PURCHASE COMMON STOCK OF
                             MIDLAND RESOURCES, INC.

          Midland Resources, Inc., a Texas corporation (the "Company") , hereby certifies that, for value received, SAM R. BROCK, the holder of these Warrants (the"Warrants," and each right to purchase a share of Common Stock, a "Warrant" ) is entitled, subject to the terms set forth below, at any time, or from time to time, to purchase from the Company 10,000 fully paid and nonassessable shares of Common Stock of the Company. These Warrants and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void at 5:00 p.m., Houston, Texas time, on SEPTEMBER 30, 2001 (the "Expiration Date"). For purpose of these Warrants, the term "Common Stock" shall mean the common stock, par value $0.001 per share of Midland Resources, Inc. having such rights and privileges as exist on the date hereof.

          These Warrants shall be subject to the following terms and conditions:


SECTION 1. EXERCISE OF WARRANT; RESERVATION OF COMMON STOCK; EXERCISE PRICE; ADJUSTMENTS RELATIVE TO EXERCISE OF WARRANT.

          A.  EXERCISE OF WARRANTS.  Subject to the conditions set forth in this
Section 1, the holder of any warrant may, at such holder's option, exercise such holder's rights under all or any part of the Warrants to purchase one share of Common Stock in exchange for one Warrant ( the "Warrant Shares") at a price per share (the "Exercise Price") equal to $2.875, payable in cash, at any time and from time to time prior to the Expiration Date. The Warrant Shares and the Exercise Price are subject to certain adjustments set forth in this Section 1, and the terms "Warrant Shares" and "Exercise Price" as used herein shall as of any time be deemed to include all such adjustments to be given effect as of such time in accordance with the terms hereof.


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          B.  RESERVATION OF COMMON STOCK.  The Company covenants that, while these Warrants are exercisable, it shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the delivery of stock pursuant to an exercise of these Warrants. The Company further covenants that all shares of Common Stock that may be issued upon the exercise of these Warrants shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the purchase and issuance of the shares.

          C.  RECAPITALIZATION.    (1)  The existence of these Warrants shall
not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (2). The consideration payable per share upon exercise shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustments.

          (3). Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, the Warrant granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Common Stock subject to the Warrants would have been entitled. In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for the shares of Common Stock subject to any unexercised portions of the Warrants, an appropriate number of shares of each class of stock or other securities of the surviving or consolidated corporation which were distributed to the shareholders of the Company in respect of such shares of Common Stock. Provided, however, that the Warrants may be canceled by the Company as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company by giving notice to the holder hereof of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all or any portion of the shares subject to the Warrants.

          (4). No adjustment of the Exercise Price shall be made in an amount that is less than 1% of the Exercise Price, but any such lesser adjustment shall be carried forward and made at the time of and together with the next subsequent adjustment.

SECTION 2.   METHOD OF EXERCISE OF WARRANTS.

          These Warrants may be exercised by the delivery of this Certificate, along with the Warrant Exercise Form attached hereto as Exhibit "A" duly executed by the holder, to the Company at its principal office, accompanied by payment of the Exercise Price for the number of shares of


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Common Stock specified.  The Warrants may be exercised for less than the full number of shares of Common Stock called for hereby by delivery of this Certificate in the manner and at the place provided above, accompanied by payment for the number of shares of Common Stock being purchased. If the Warrants should be exercised in part only, the Company shall, upon surrender of this Certificate for cancellation, execute and deliver a new Certificate evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Certificate at the principal office of the Company, in proper form for exercise, accompanied by the full Exercise Price in cash or certified or bank cashier's check, the holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to the holder.

          As soon as practicable after the exercise of these Warrants in whole or in part and, in any event, within ten days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and nonassessable shares of Common Sock (and a certificate representing the balance of any unexercised Warrants) to which the holder shall be entitled upon such exercise. Each certificate for shares of Common Stock so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as the holder may designate.

SECTION 3.  RIGHTS OF HOLDER.

          These Warrants do not entitle the holder to any voting rights, to any other rights of a stockholder of the Company, or to any other rights whatsoever, except for the rights specified in this Certificate. No dividends are or shall be payable, or shall accrue, on or with respect to these Warrants or any interest represented by these Warrants or on the shares that may be purchased upon the exercise hereof until or unless, and except to the extent that, these Warrants are exercised.

SECTION 4.  NOTICE.

          Any and all notices concerning these Warrants shall be given to the holder of this Warrant by publication and/or by written notice to the address of the holder on the warrant register for the Warrants maintained by the Company. No notice or notices concerning these Warrants are required except as specified in this Certificate.

SECTION 5.  MUTILATED OR MISSING WARRANT CERTIFICATES.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant Certificate (if mutilated) the Company will execute and deliver a new Warrant Certificate of like tenor and date.


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SECTION 6.  MISCELLANEOUS.


          A. GOVERNING LAW. These Warrants shall be performable in, subject to and construed in accordance with the laws of the State of Texas.

          B. RESTRICTIVE LEGEND. The Holder hereof, upon exercise of these Warrants, understands and agrees that the share(s) certificate(s) to be issued will bear a restrictive legend similar to the legend contained hereon and stop transfer restrictions will be placed against such shares until compliance with the legend is determined to the satisfaction of the Company.


          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of the day and year first above written.

                                        MIDLAND RESOURCES, INC.


                                        By:
                                            ------------------------------
                                            Deas H. Warley III,
                                            President










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                              WARRANT EXERCISE FORM


                                        DATE:_____________________, 19____


TO:  MIDLAND RESOURCES, INC.


     The undersigned, the holder of the attached Warrants, hereby irrevocably elects to exercise all or part of the purchase right represented by such Warrants for, and to purchase thereunder,______________shares of Common Stock, Par Value $0.001 Per Share of Midland Resources, Inc. (the "Company") and herewith makes payment of $____________to the Company, evidenced by delivery of____________________, and requests that the certificate of such shares be issued in the name of, and be delivered to,_________________________________, whose address is____________________________________________________________.




                                        ------------------------------------
                                        (Name of Holder)

                                        ------------------------------------
                                        (Authorized Signatory)

                                        ------------------------------------
                                        (Address)

                                        ------------------------------------




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